EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of V-ONE Corporation ("Company") on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date:  November __, 2003            By:
                                          -------------------------------------
                                    Name:    Margaret E. Grayson
                                    Title:   Chief Executive Officer and
                                             Principal Financial Officer


Management is unable to sign this certification because the review of the Company's financial statements by the Company's auditors at September 30, 2003 has not been completed and reviewed financial statements are not included in this Quarterly Report on Form 10-Q. When the review is completed, the Company expects to file an amended Quarterly Report on Form 10-Q containing such certification.


Date:  November 13, 2003            By:      /s/ Margaret E. Grayson
                                          -------------------------------------
                                    Name:    Margaret E. Grayson
                                    Title:   Chief Executive Officer and
                                             Principal Financial Officer